Exhibit 10.27

AMENDMENT NO. 2 TO
MULTI-YEAR CREDIT AGREEMENT

        This Amendment No. 2 to Credit Agreement (this “Amendment”) dated as of November 7, 2005 is made by and between ST. JUDE MEDICAL, INC., a Minnesota corporation (the “Borrower”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, a Lender and L/C Issuer (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement (as defined below).

W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Multi-Year Credit Agreement dated as of September 11, 2003 (as amended by Amendment No. 1 dated September 28, 2004, as hereby amended, and as from time to time hereafter further amended, restated, supplemented or otherwise modified, the “Credit Agreement”) by and among the Borrower, the Lenders, the Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, The Bank of Tokyo-Mitsubishi, Ltd. and ABN AMRO Bank N.V., as Co-Syndication Agents, and Bank One, NA and Wells Fargo Bank, N.A. (formerly known as Wells Fargo Bank, National Association), as Co-Documentation Agents; and

        WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement and the Lenders have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        Section 1.       Amendment to Credit Agreement.

        (a)        Subject to the terms and conditions set forth herein, Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Excess Margin Stock” means, as of the date any Loan is made hereunder, that amount by which the current market value (as determined pursuant to Regulation U of the FRB) of all Margin Stock owned by the Borrower and its Subsidiaries exceeds 25% of the value (as determined pursuant to Regulation U of the FRB) of all of the assets owned by the Borrower and its Subsidiaries subject to Sections 7.01 and 7.02 of this Agreement.”

        (b)        Subject to the terms and conditions set forth herein, Section 7.01 of the Credit Agreement is hereby amended by adding the following subpart to the end of such Section:

“(o) Liens on Excess Margin Stock.”

        (c)        Subject to the terms and conditions set forth herein, Section 7.02 of the Credit Agreement is hereby amended by adding the following subpart to the end of such Section:

“(e) dispositions of Excess Margin Stock.”

        Section 2.       Effectiveness; Conditions Precedent.   The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the conditions precedent:

(a) The Administrative Agent shall have received original counterparts of this Amendment, duly executed by the Borrower, the Required Lenders and the Administrative Agent; and

(b) All fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full.

        Section 3.       Representations and Warranties.   In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by the Borrower in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date; and

(b) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

        Section 4.       Entire Agreement.   This Amendment, together with the Credit Agreement (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other.

        Section 5.       Full Force and Effect of Credit Agreement.   Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

        Section 6.       Counterparts.   This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of an original counterpart of this Amendment.

        Section 7.       Governing Law.   THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

        Section 8.       Enforceability.   Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

        Section 9.       References.   All references in any of the Loan Documents to the “Credit Agreement” or in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as amended hereby.

        Section 10.       Successors and Assigns.   This Amendment shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in the Credit Agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ST. JUDE MEDICAL, INC., as Borrower

By:	/s/ ROBERT G. FRENZ
Name: Robert G. Frenz Title: Assistant Treasurer

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ ANGELA LAU
Name: Angela Lau Title: Assistant Vice President

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BANK OF AMERICA, N.A., as a Lender

By:	/s/ RICHARD C. HARDISON
Name: Richard C. Hardison Title: Vice President

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WELLS FARGO BANK, N.A., as a Lender

By:	/s/ PATRICK MCCUE
Name: Patrick McCue Title: Vice President

By:	/s/ JENNIFER BARRETT
Name: Jennifer Barrett Title: Vice President & Loan Team Manager

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KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ CHRISTOPHER A. SWINDELL
Name: Christopher A. Swindell Title: Portfolio Manager

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BANCA DI ROMA – CHICAGO BRANCH, as a Lender

By:	/s/ JOYCE MONTGOMERY
Name: Joyce Montgomery Title: Vice President

By:	/s/ ENRICO VERDOSCIA
Name: Enrico Verdoscia Title: Senior Vice President

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THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, as a Lender

By:	/s/ TSUGUYUKI UMENE
Name: Tsuguyuki Umene Title: Deputy General Manager

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BNP PARIBAS, as a Lender

By:	/s/ CURT PRICE
Name: Curt Price Title: Managing Director

By:	/s/ JO ELLEN BENDER
Name: Jo Ellen Bender Title: Managing Director

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SUNTRUST BANK, as a Lender

By:	/s/ W. BROOKS HUBBARD
Name: W. Brooks Hubbard Title: Director

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ JEFFREY S. JOHNSON
Name: Jeffrey S. Johnson Title: Assistant Vice President

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FIFTH THIRD BANK, as a Lender

By:	/s/ ANN-DREA BURNS
Name: Ann-Drea Burns Title: Assistant Vice President

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